SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 11, 2003

WESTERN WIRELESS CORPORATION

(Exact name of registrant as specified in its charter)

Washington	000-28160	91-1638901

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3650 131st Avenue S.E., Bellevue, Washington	98006

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(425) 586-8700

(Former name or former address, if changes since last report)

Item 5. Other Events
SIGNATURE

This Current Report is being filed in connection with the Company’s registration statements to be filed with the Securities and Exchange Commission. The registration statements have not yet become effective. The securities being registered under the registration statements may not be sold, nor may offers to buy be accepted, prior to the time the registration statements become effective. This Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 5. Other Events

     On February 14, 2003, Western Wireless Corporation (the “Company”) filed a Current Report on Form 8-K (the “February 14, 2003 8-K”) which included, as an exhibit, its press release dated February 13, 2003, announcing, among other things, its fourth quarter and full year 2002 financial results. This press release included the non-GAAP financial measure, “free cash flow.”

     On April 14, 2003, the Company filed a Current Report on Form 8-K (the “April 14, 2003 8-K”) which reported a reconciliation of the non-GAAP financial measure free cash flow previously disclosed in the February 14, 2003 8-K to what the Company believed was its most directly comparable financial measure calculated in accordance with GAAP.

     On May 1, 2003, the Company furnished a Current Report on Form 8-K, as amended by Form 8-K/A on May 2, 2003 (as amended, the “May 1, 2003 8-K”), which included, as an exhibit, its press release dated May 1, 2003, announcing, among other things, its first quarter 2003 financial results. This press release included the non-GAAP financial measure, “free cash flow,” and a reconciliation of such non-GAAP financial measure to what the Company believed was its most directly comparable financial measure calculated in accordance with GAAP.

FREE CASH FLOW

     In the February 14, 2003 8-K, the April 14, 2003 8-K and the May 1, 2003 8-K, the Company reported the non-GAAP financial measure free cash flow which it defined as EBITDA less capital expenditures. In such reports, the Company reconciled free cash flow to income (loss) from continuing operations before provision for income taxes and cumulative change in accounting principle. Commencing with its quarterly press release for the second quarter of 2003 furnished on a Current Report on Form 8-K on August 4, 2003 (as amended by Form 8-K/A on August 7, 2003), the Company has redefined free cash flow as net cash provided by (used in) operating activities; (i) less purchase of property and equipment; (ii) adding back interest and financing expense, net; and (iii) adjusting for changes in operating assets and liabilities, cash paid for taxes and other, net. The Company believes that the GAAP financial measure most directly comparable to the non-GAAP financial measure free cash flow, as the Company currently defines it, is net cash provided by (used in) operating activities. In order to present such non-GAAP financial measure and the reconciliation of such non-GAAP financial measure to its most directly comparable GAAP financial measure for the periods covered by the reports listed above consistently with the non-GAAP financial measure and the reconciliation of such non-GAAP financial measure to its most directly comparable GAAP financial measure reported in the quarterly press release for the second quarter of 2003, the Company has set forth below a reconciliation of net cash provided by (used in) operating activities to free cash flow for each of the periods covered by the reports listed above.

Adjustments to Reconcile Net Cash Provided By (Used In)
Operating Activities to Free Cash Flow

(Dollars in Thousands)

	Year ended December 31,

	2002			2001

	Domestic	International	Consolidated	Domestic	International	Consolidated

Net cash provided by (used in) operating activities	$229,405	$(83,545)	$145,860	$186,740	$(113,810)	$72,930
Purchase of property and equipment	(160,676)	(139,752)	(300,428)	(261,431)	(116,797)	(378,228)
Interest and financing expense, net	110,080	46,611	156,691	138,384	23,469	161,853
Interest allocation	36,248	(36,248)		20,477	(20,477)
Changes in operating assets and liabilities	(2,306)	18,673	16,367	6,093	(5,255)	838
Cash paid for taxes		2,583	2,583
Other, net	(5,813)	(6,818)	(12,631)	(6,684)	1,238	(5,446)

Free cash flow	$206,938	$(198,496)	$8,442	$83,579	$(231,632)	$(148,053)

Net cash used in investing activities			$(304,326)			$(432,869)

Net cash provided by financing activities			$171,726			$381,744

	Three months ended March 31,

	2003			2002

	Domestic	International	Consolidated	Domestic	International	Consolidated

Net cash provided by (used in) operating activities	$70,909	$(3,805)	$67,104	$60,470	$(15,538)	$44,932
Purchase of property and equipment	(30,605)	(21,143)	(51,748)	(35,275)	(42,734)	(78,009)
Interest and financing expense, net	23,780	14,699	38,479	29,004	10,003	39,007
Interest allocation	10,447	(10,447)		7,822	(7,822)
Changes in operating assets and liabilities	(6,328)	(2,321)	(8,649)	(11,559)	1,314	(10,245)
Cash paid for taxes		681	681		393	393
Other, net	(960)	(2,346)	(3,306)	(850)	(1,015)	(1,865)

Free cash flow	$67,243	$(24,682)	$42,561	$49,612	$(55,399)	$(5,787)

Net cash used in investing activities			$(49,740)			$(79,401)

Net cash provided by (used in) financing activities			$(3,162)			$39,897

     Free cash flow is a non-GAAP financial measure which the Company defines as net cash provided by (used in) operating activities; (i) less purchase of property and equipment; (ii) adding back interest and financing expense, net; and (iii) adjusting for changes in operating assets and liabilities, cash paid for taxes and other, net.

     The Company views free cash flow as a liquidity measure and, as such, believes that the GAAP financial measure most directly comparable to free cash flow is net cash provided by (used in) operating activities. The Company has presented free cash flow because this financial measure, in combination with other financial measures, is an integral part of the Company’s internal reporting system. The Company believes the ability of a company in the wireless industry to generate positive free cash flow has a positive impact on shareholder value. Free cash flow provides an important measurement of the cash generated by the Company after capital reinvestment in its business and is an indicator of the Company’s ability to service its long-term debt and other corporate cash requirements. Free cash flow does not include expenditures for domestic taxes as the Company currently has significant accumulated net operating losses and does not believe it will pay cash domestic income taxes in the near future.

     Free cash flow should not be construed as an alternative to net income (loss), as determined in accordance with GAAP or as an alternative to net cash provided by (used in) operating activities, as determined in accordance with GAAP. The Company believes free cash flow is useful to investors as a means to evaluate the cash-generating capabilities of the Company, as recurring capital expenditures are required in the wireless industry to sustain its subscriber base and revenue growth. Further, the Company considers trends in free cash flow when making decisions regarding the allocation of financial resources.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN WIRELESS CORPORATION (Registrant)

Date: September 11, 2003	By:	/s/ Jeffery A. Christianson

Jeffrey A. Christianson Senior Vice President and General Counsel

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